SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 13, 2003


                               CIT RV Trust 1999-A
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

          000-26163                                      36-4294964
   (Commission File Number)                    (IRS Employer Identification No.)

1 CIT Drive
Livingston, New Jersey                                                07039-5703
(Address of principal executive offices and zip code)                 (Zip Code)

Registrants' telephone number, including area code:  (973) 740-5000

                     c/o The CIT Group/Sales Financing, Inc.
                                  650 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)

Item 7.      FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits.

     The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

  99.1                                      Pool Data Report

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 THE CIT GROUP/SALES FINANCING,
                                                 INC., as Servicer


                                                 By: /s/ Barbara Callahan
                                                     ---------------------------
                                                 Name:   Barbara Callahan
                                                 Title:  Vice President

Dated:  March 13, 2003

                                                         CIT RV Trust 1999-A
                                                          November 30, 2002

            The percentages and balances set forth in each of the following tables may not total due to rounding.

                                              GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
STATE                     CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
-----                     ------------               ------------            ------------------           ------------------
Alabama                             87                      1.26%               $     3,994,640                        1.58%
Alaska                              15                      0.22%                     1,130,347                        0.45%
Arizona                            322                      4.68%                    11,813,078                        4.67%
Arkansas                           160                      2.32%                     4,363,992                        1.72%
California                       1,125                     16.34%                    38,432,615                       15.19%
Colorado                           156                      2.27%                     6,494,319                        2.57%
Connecticut                         60                      0.87%                     1,851,570                        0.73%
Delaware                            11                      0.16%                       616,725                        0.24%
District of Columbia                 3                      0.04%                       132,587                        0.05%
Florida                            439                      6.38%                    21,635,725                        8.55%
Georgia                            144                      2.09%                     4,918,339                        1.94%
Hawaii                               3                      0.04%                       111,263                        0.04%
Idaho                               36                      0.52%                     2,023,071                        0.80%
Illinois                           168                      2.44%                     6,210,312                        2.45%
Indiana                             73                      1.06%                     2,625,492                        1.04%
Iowa                                23                      0.33%                       863,592                        0.34%
Kansas                             129                      1.87%                     3,081,719                        1.22%
Kentucky                            31                      0.45%                     1,448,246                        0.57%
Louisiana                           72                      1.05%                     2,800,049                        1.11%
Maine                               37                      0.54%                     1,130,318                        0.45%
Maryland                            85                      1.23%                     2,662,871                        1.05%
Massachusetts                      100                      1.45%                     2,797,757                        1.11%
Michigan                            51                      0.74%                     2,802,980                        1.11%
Minnesota                           42                      0.61%                     2,791,449                        1.10%
Mississippi                         59                      0.86%                     1,569,664                        0.62%
Missouri                           305                      4.43%                     8,588,569                        3.39%
Montana                             21                      0.30%                       939,300                        0.37%
Nebraska                            23                      0.33%                       698,918                        0.28%
Nevada                             123                      1.79%                     4,524,854                        1.79%
New Hampshire                       51                      0.74%                     1,474,919                        0.58%
New Jersery                         94                      1.37%                     2,815,074                        1.11%
New Mexico                          62                      0.90%                     2,308,636                        0.91%
New York                           203                      2.95%                     8,599,339                        3.40%
North Carolina                     130                      1.89%                     4,077,495                        1.61%
North Dakota                         5                      0.07%                       248,699                        0.10%
Ohio                                74                      1.07%                     3,823,119                        1.51%
Oklahoma                           291                      4.23%                     7,892,930                        3.12%
Oregon                             182                      2.64%                     8,253,520                        3.26%
Pennsylvania                       132                      1.92%                     5,593,953                        2.21%
Rhode Island                        30                      0.44%                       853,593                        0.34%
South Carolina                      60                      0.87%                     1,962,743                        0.78%
South Dakota                        15                      0.22%                       649,976                        0.26%
Tennessee                          101                      1.47%                     3,272,710                        1.29%
Texas                            1,099                     15.96%                    38,621,552                       15.26%
Utah                                25                      0.36%                     1,398,097                        0.55%
Vermont                             15                      0.22%                       949,914                        0.38%
Virginia                            66                      0.96%                     2,752,986                        1.09%
Washington                         268                      3.89%                    11,807,863                        4.67%
West Virginia                       16                      0.23%                       375,324                        0.15%
Wisconsin                           44                      0.64%                     1,528,370                        0.60%
Wyoming                             16                      0.23%                       534,082                        0.21%
Other (2)                            4                      0.06%                       204,667                        0.08%
-----------------------------------------------------------------------------------------------------------------------------
     Total                       6,886                     99.94%               $   253,053,924                      100.00%


--------------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations



                                                       RANGE OF CONTRACT RATES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF               CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
CONTRACT RATES            CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------            ------------               ------------            ------------------           ------------------
0.00% -  7.49% (1)                 237                      3.44%               $    12,645,185                        5.00%
7.50% -  8.49%                     864                     12.55%                    75,623,969                       29.88%
8.50% -  9.49%                   1,715                     24.91%                    89,189,455                       35.25%
9.50% - 10.49%                   1,612                     23.41%                    41,141,806                       16.26%
10.50% - 11.49%                  1,044                     15.16%                    17,815,085                        7.04%
11.50% - 12.49%                    597                      8.67%                     8,422,844                        3.33%
12.50% - 13.49%                    411                      5.97%                     4,358,835                        1.72%
13.50% - 14.49%                    230                      3.34%                     2,163,663                        0.86%
14.50% - 15.49%                    103                      1.50%                       966,922                        0.38%
15.50% - 16.49%                     38                      0.55%                       356,094                        0.14%
16.50% - 17.49%                     19                      0.28%                       231,842                        0.09%
17.50% - 18.49%                     12                      0.17%                       100,311                        0.04%
18.50% - 19.49%                      3                      0.04%                        28,060                        0.01%
19.50% - 20.49%                      1                      0.01%                         9,853                        0.00%
                      ------------------------------------------------------------------------------------------------------
                                 6,886                    100.00%               $   253,053,924                      100.00%

---------------------------------
(1) Generally represents repossessed contracts or contract subject to the Soldiers' and Sailors' Civil Relief Act.





                                                    RANGE OF REMAINING MATURITIES

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
RANGE OF REMAINING     CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
MATURITIES IN MONTHS      CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
--------------------      ------------               ------------            ------------------           ------------------
  1 - 12 months                    124                      1.80%               $       214,001                        0.08%
 13 - 24 months                    157                      2.28%                       508,926                        0.20%
 25 - 36 months                    198                      2.88%                     1,070,874                        0.42%
 37 - 48 months                    278                      4.04%                     1,994,562                        0.79%
 49 - 60 months                    154                      2.24%                     1,230,722                        0.49%
 61 - 72 months                    580                      8.42%                     7,709,270                        3.05%
 73 - 84 months                    518                      7.52%                     7,100,137                        2.81%
 85 - 96 months                    831                     12.07%                    14,509,742                        5.73%
 97 - 108 months                   780                     11.33%                    13,814,204                        5.46%
109 - 120 months                   118                      1.71%                     4,086,754                        1.61%
121 - 132 months                 1,420                     20.62%                    74,422,709                       29.41%
133 - 144 months                 1,067                     15.50%                    56,275,795                       22.24%
145 - 156 months                   110                      1.60%                     6,397,487                        2.53%
157 - 168 months                    25                      0.36%                     1,873,695                        0.74%
169 - 180 months                    14                      0.20%                     1,224,379                        0.48%
181 - 192 months                   292                      4.24%                    33,725,514                       13.33%
193 - 204 months                   197                      2.86%                    23,889,853                        9.44%
205 - 216 months                    22                      0.32%                     2,847,016                        1.13%
217 - 228 months                     1                      0.01%                       158,285                        0.06%
                       -----------------------------------------------------------------------------------------------------
                                 6,886                    100.00%               $   253,053,924                      100.00%





                                                    COLLATERAL TYPE DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
COLLATERAL TYPE           CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
---------------           ------------               ------------            ------------------           ------------------
Motor Homes                      3,673                     53.34%               $   204,584,598                       80.85%
Fifth Wheel                      1,313                     19.07%                    27,683,919                       10.94%
Travel Trailer                   1,572                     22.83%                    17,906,162                        7.08%
Other                              328                      4.76%                     2,879,245                        1.14%
                   ----------------------------------------------------------------------------------------------------------
Total                            6,886                    100.00%               $   253,053,924                      100.00%















                                                   DELINQUENCY STATUS DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
DELINQUENCY STATUS        CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------------        ------------               ------------            ------------------           ------------------
Current                          6,221                     90.34%               $   226,785,070                       89.62%
0 - 30 days                        136                      1.98%                     3,851,221                        1.52%
31 - 60 days                        25                      0.36%                       821,111                        0.32%
61 - 90 days                       135                      1.96%                     5,206,114                        2.06%
91 - 120 days                       62                      0.90%                     1,912,397                        0.76%
121 - 150 days                      47                      0.68%                     1,352,355                        0.53%
151 - 180 days                      46                      0.67%                     1,782,182                        0.70%
Repo                               214                      3.11%                    11,343,473                        4.48%
                    ---------------------------------------------------------------------------------------------------------
                                 6,886                    100.00%               $   253,053,924                      100.00%







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



                                               RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                 TOTAL                    MINIMUM                       MAXIMUM                      AVERAGE
PRINCIPAL                BALANCE AS OF              BALANCE AS OF                 BALANCE AS OF                BALANCE AS OF
BALANCE TYPE              CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE                 CUT-OFF DATE
------------              ------------               ------------                  ------------                 ------------
Original               $   306,708,330              $       3,405               $       324,000                $      44,541
Current                $   253,053,924              $           1               $       291,726                $      36,749








                                                NEW VS. USED COLLATERAL DISTRIBUTION

                                                    % OF CONTRACT                                              % OF CONTRACT
                             NUMBER OF             POLL BY NUMBER           AGGREGATE PRINCIPAL            POOL BY PRINCIPAL
                       CONTRACTS AS OF         OF CONTRACTS AS OF           BALANCE OUTSTANDING          BALANCE OUTSTANDING
NEW VS. USED              CUT-OFF DATE               CUT-OFF DATE            AS OF CUT-OFF DATE           AS OF CUT-OFF DATE
------------              ------------               ------------            ------------------           ------------------
New                              4,138                     60.09%               $   171,460,183                       67.76%
Used                             2,748                     39.91%                    81,593,741                       32.24%
                      ------------------------------------------------------------------------------------------------------
                                 6,886                    100.00%               $   253,053,924                      100.00%









                                       RANGE OF CREDIT SCORES

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
SCORE TYPE            ORIGINATION DATE           ORIGINATION DATE              ORIGINATION DATE
----------            ----------------           ----------------              ----------------
FICO                                 0                        829                           692
Custom                             116                        941                           320



                           MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                         MINIMUM AS OF              MAXIMUM AS OF        WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE         CUT-OFF DATE               CUT-OFF DATE                  CUT-OFF DATE
-----------------         ------------               ------------                  ------------
Contract Rate                    0.00%                     20.00%                         8.75%
Original Term                48 months                 242 months                    185 months
Current Term                   1 month                 218 months                    138 months

